PLAN OF ARRANGEMENT

                               PLAN OF ARRANGEMENT
                            UNDER SECTION 192 OF THE
                        CANADA BUSINESS CORPORATIONS ACT

                          AS AMENDED SEPTEMBER 19, 2007

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

     "2006 Plan of Arrangement" means the plan of arrangement attached to the certificate and articles of arrangement of the Company issued by the Director on March 31, 2006;

     "2006 Final Order" means the final order of the Court dated February 14, 2006 approving the 2006 Plan of Arrangement;

     "Aggregate Share Consideration" shall have the meaning ascribed thereto  in
     Section 2.4(a)(i);

     "Aggregate Option Consideration" shall have the meaning ascribed thereto in
     Section 2.2(c)(iii);

     "Aggregate Warrant Consideration" shall have the meaning ascribed thereto in Section 2.4(a)(ii);

     "Applicable Law" means, with respect to any Person, any domestic, foreign, national, federal, provincial, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person, as amended unless expressly specified otherwise;

     "Arrangement" means an arrangement under the provisions of section 192 of the CBCA on the terms and conditions set forth in this Plan of Arrangement, subject to any amendment or modification thereto made in accordance with the terms of the Arrangement Agreement and this Plan of Arrangement, or made at the direction of the Court in the Final Order (with the consent of the Company and Parent, each acting reasonably);

     "Arrangement Agreement" means the arrangement agreement made as of the August 26, 2007 between the Company, Subco and Parent, as same may be amended, supplemented or restated in accordance with its terms providing for, among other things, the Arrangement;

     "Arrangement Resolution" means the special resolution of the Shareholders, approving the Arrangement, such resolution to be in substantially the form of Exhibit B attached to the Arrangement Agreement;

     "Articles of Arrangement" means the articles of arrangement of the Company in respect of the Arrangement, to be filed with the Director after the Final Order is made;

     "Business Day" means a day other than a Saturday, Sunday or other day on which the Ontario Securities Commission or banks located in Toronto or New York City are authorized or required by law to close.

     "CBCA" means the Canada Business Corporations Act;

     "Certificate " means the certificate or other confirmation of filing giving effect to the Arrangement to be issued by the Director pursuant to section 192(7) of the CBCA after the Articles of Arrangement have been filed;

     "Circular" means the notice of Company Meeting and the accompanying management information circular dated , 2007, including the schedules and appendices attached thereto and all amendments from time to time made thereto, sent to Shareholders in connection with the Company Meeting;

     "Company" means Stelco Inc., a corporation incorporated under the CBCA;

     "Company Meeting" means the special meeting of the Shareholders (including any adjournments or postponements thereof) to be held to consider, among other things, the Arrangement Resolution;

     "Company Shares" means the issued and outstanding common shares in the capital of the Company (including common shares issued upon the exercise of Options or Warrants) and shall include any shares into which the Company Shares may be reclassified, subdivided, consolidated or converted and any rights or benefits arising therefrom including any extraordinary distribution of securities which may be declared in respect of the Company Shares (except in accordance with this Plan of Arrangement);

     "Court" means the Ontario Superior Court of Justice (Commercial List);

     "Depositary" means  at its principal office in Toronto, Ontario;

     "Director" means the Director appointed pursuant to the CBCA;

     "Dissent Rights" shall have the meaning ascribed thereto in Section 3.1(a);

     "Dissenting Shareholder" means a registered Shareholder who has properly and validly dissented in respect of the Arrangement Resolution in strict compliance with the Dissent Rights, who has not withdrawn or been deemed to have withdrawn such dissent and who is ultimately determined to be entitled to be paid the fair value of its Company Shares, but only in respect of the Company Shares in respect of which Dissent Rights are validly exercised by such registered Shareholder;

     "Effective Date" means the date upon which the Arrangement becomes effective as established by the date of issue shown on the Certificate;

     "Effective Time" means the time at which Articles of Arrangement are issued by the Director on the Effective Date;

     "Final Order" means the order of the Court approving the Arrangement as such order may be amended by the Court (with the consent of the Company and Parent, each acting reasonably) at any time prior to the Effective Date or, if appealed, then unless such appeal is withdrawn or denied, as affirmed or amended (provided that any such amendment shall be acceptable to Parent and the Company, each acting reasonably) on appeal;

     "Governmental Entity" means any government, regulatory authority, governmental department, agency, commission, bureau, official, minister, Crown corporation, court, body, board, tribunal or dispute settlement panel or other law, rule or regulation-making organization or entity: (a) having or purporting to have jurisdiction on behalf of any nation, province, territory or state or any other geographic or political subdivision of any of them; or (b) exercising, or entitled or purporting to exercise any administrative, executive, judicial, legislative, policy, regulatory or taxing authority or power;

     "Interim Order" means the interim order of the Court, as the same may be amended by the Court (with the consent of the Company and Parent, each acting reasonably) pursuant to section 192(4) of the CBCA, made in connection with the Arrangement following the application therefor contemplated by the Arrangement Agreement;

     "Letter of Transmittal" means a letter of transmittal to be forwarded or made available by the Company to either the Shareholders or the Warrantholders, as the case may be, in a form acceptable to Subco, acting reasonably, for use by such Shareholders or such Warrantholders, as applicable, in connection with the Arrangement as contemplated herein;

     "Liens" means any hypothecs, mortgages, liens, charges, security interests, encumbrances, restrictions, adverse claims or other claims of third parties of any kind;

     "Notice  of  Dissent"  means  a written notice  provided  by  a  registered
     Shareholder to the Company setting forth such registered Shareholder's objection to the Arrangement Resolution and exercise of Dissent Rights;

     "Option Consideration" has the meaning given in Section 2.2(f);

     "Optionholder" means a holder of Options;

     "Option" means an outstanding option to purchase Company Shares issued pursuant to the Stock Option Plan;

     "Option Loan" has the meaning given in Section 2.2(c);

     "Parent" means United States Steel Corporation, a corporation existing under the laws of Delaware;

     "Person" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a Governmental Entity or any agency, instrumentality or political subdivision of a Governmental Entity, or any other entity or body.

     "Plan of Arrangement" means this plan of arrangement, and references to "Article" or "Section" mean the specified Article or Section of this Plan of Arrangement;

     "Share Consideration" shall mean $38.50 cash, subject to adjustment in accordance with Section 2.6;

     "Shareholders " means, at any time and unless the context otherwise requires, the registered holders of Company Shares at such time;

     "Specified Third Party Debt" means indebtedness or borrowed money owed by the Company or any Subsidiary that is specified by Parent to be repaid on the Effective Date in accordance with the Arrangement Agreement;

     "Stock Option Plan" means the incentive stock option plan of the Company, established on May 10, 2006;

     "Subco" means 1344973 Alberta ULC, an unlimited liability company existing under the laws of Alberta;

     "Tax Act" means the Income Tax Act (Canada);

     "Third Party Debt Payoff Loans" has the meaning given in Section 2.2(c);

     "Warrant Consideration" has the meaning given in Section 2.2(g);

     "Warrant Indenture" means the Warrant Indenture dated as of March 31, 2006 between the Company and CIBC Mellon Trust Company, as trustee;

     "Warrant" means an outstanding warrant to purchase Company Shares issued pursuant to the Warrant Indenture;

     "Warrant Loan" has the meaning given in Section 2.2(c); and

     "Warrantholder" means a holder of Warrants.

1.2  Number and Gender

 In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, and words importing any gender include all genders.

1.3  Interpretation Not Affected by Headings, etc.

 The division of this Plan of Arrangement into Articles, Sections and other parts and the insertion of headings are for convenience only and shall not affect the construction or interpretation of this Plan of Arrangement.

1.4  Time

 All times expressed herein or in any Letter of Transmittal are local time (Toronto, Ontario) unless otherwise stipulated herein or therein.

1.5  Currency

 All references to currency in this Plan of Arrangement are to Canadian dollars, being lawful money of Canada, unless otherwise specified.

1.6  Statutory References

 Unless otherwise expressly provided herein, any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations.

                                    ARTICLE 2
                                 THE ARRANGEMENT

2.1  Effectiveness

     This Plan of Arrangement is made pursuant to, and is subject to the provisions of the Arrangement Agreement. This Plan of Arrangement will become effective at the Effective Time (except as otherwise provided herein) and will be binding from and after the Effective Time on: (i) the Company (ii) Subco;
(iii) Parent; (iv) all holders and all beneficial owners of Company Shares; (v) all holders and all beneficial owners of Options; (vi) all holders and all beneficial owners of Warrants; (vii) all holders of Specified Third Party Debt;
(viii)  the  registrar and transfer agent in respect of the Company Shares;  and
(ix) the Depositary.

2.2  The Arrangement

     Commencing at the Effective Time, the following shall occur and be deemed to occur in the following sequence without any further act or formality required on the part of any Person, except as expressly provided herein:

     (a) notwithstanding the terms of the 2006 Plan of Arrangement, the 2006 Plan of Arrangement shall be amended to delete section 2.03 in its entirety and the reference to section 2.03 in section 5.01;

     (b) notwithstanding the terms of the 2006 Final Order, the 2006 Final Order shall be amended to delete paragraph 17 in its entirety;

     (c) notwithstanding the terms of the Specified Third Party Debt, Parent (or one of its Affiliates) will provide: (i) one or more loans (the "Third Party Debt Payoff Loans") to the Company in an aggregate amount equal to the aggregate of all amounts owing under the Specified Third Party Debt required to repay such Specified Third Party Debt; (ii) a loan to the Company equal to the Aggregate Warrant Consideration (the "Warrant Loan"); and (iii) a loan to the Company (the "Option Loan") equal to the amount required for the payment of the Options pursuant to Section 2.2(f) (the "Aggregate Option Consideration"). The Third Party Debt Payoff Loans, the Warrant Loan and the Option Loan will be evidenced by demand promissory notes issued by the Company to Parent (or applicable Affiliate of Parent);

     (d) notwithstanding the terms of the Specified Third Party Debt, immediately upon receipt of the Third Party Debt Payoff Loans, the Company will repay in full all amounts owing under the Specified Third Party Debt;

     (e) immediately following repayment of the Specified Third Party Debt, the Company will effect any reorganizations that are to be effected in accordance with section 4.4 of the Arrangement Agreement;

     (f) notwithstanding the terms of the Stock Option Plan, or the terms of any agreement evidencing the grant of any Options, two minutes after completion of the step in Section 2.2(d) and subject to applicable withholdings determined in accordance with Section 5.4, each Option granted and outstanding immediately prior to the Effective Time shall, without any further act or formality by or on behalf of any Optionholder or the Company, be transferred by the holder of such Option to the Company, free and clear of all Liens, in exchange for a cash payment from the Company equal to an amount (if any) equal to:
          (A) the product of the number of Company Shares underlying such Option held by such Optionholder and the Share Consideration, less (B) the aggregate exercise price payable under such Option by such Optionholder to acquire the number of Company Shares underlying such Option (the difference (if any) being, the "Option Consideration"). All Options granted and outstanding immediately prior to the Effective Time shall thereafter be cancelled and terminated;

     (g) notwithstanding the terms of the Warrant Indenture, or the terms of any agreement evidencing the grant of any Warrants, two minutes after completion of the step in Section 2.2(d) and subject to applicable withholdings determined in accordance with Section 5.4, each Warrant granted and outstanding immediately prior to the Effective Time shall, without any further act or formality by or on behalf of any Warrantholder or the Company, be transferred by the holder of such Warrant to the Company, free and clear of all Liens, in exchange for a cash payment from the Company equal to an amount (if any) equal to:
          (A) the product of the number of Company Shares underlying such Warrant held by such Warrantholder and the Share Consideration, less
          (B) the aggregate exercise price payable under such Warrant by such Warrantholder to acquire the number of Company Shares underlying such Warrant (the difference (if any) being, the "Warrant Consideration"). All Warrants granted and outstanding immediately prior to the Effective Time shall thereafter be cancelled and terminated;

     (h) two minutes after completion of the immediately preceding step, each Company Share in respect of which Dissent Rights have been validly exercised before the Effective Time shall be transferred and deemed to be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to Subco in consideration for a debt claim against Subco in an amount determined and payable in accordance with Article 3, and the name of such holder will be removed from the register of Shareholders (in respect of the Company Shares for which Dissent Rights have been validly exercised before the Effective Time), and Subco shall be recorded as the registered holder of Company Shares so transferred and shall be deemed to be the legal and beneficial owner of such Company Shares, free and clear of any Liens;

     (i) two minutes after completion of the immediately preceding step, each Company Share outstanding immediately prior to the Effective Time (including any Company Share issued upon the effective exercise of Options or Warrants prior to the Effective Date), other than Company Shares held by Subco and its affiliates, and other than Company Shares held (or previously held) by a Dissenting Shareholder, shall be transferred and deemed to be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to Subco in exchange for a payment in cash equal to the Share Consideration, subject to applicable withholdings determined in accordance with Section 5.4, and the name of such holder will be removed from the register of holders of Company Shares and Subco shall be recorded as the registered holder of Company Shares so transferred and shall be deemed to be the legal and beneficial owner of such Company Shares, free and clear of any Liens;

     (j) notwithstanding the terms of the Warrant Indenture, the Warrant Indenture shall be terminated; and

     (k) notwithstanding the terms of the Stock Option Plan, the Stock Option Plan shall be terminated.

2.3  Letter of Transmittal

     At the time of mailing the Circular or as soon as practicable after the Effective Date, the Company shall forward to each Shareholder and each Warrantholder at the address of such holder as it appears on the register maintained by or on behalf of the Company in respect of Shareholders and Warrantholders, respectively, a Letter of Transmittal and instructions for obtaining delivery of that portion of the Aggregate Share Consideration or the Aggregate Warrant Consideration, as the case may be, payable to such holder following the Effective Date pursuant to this Plan of Arrangement.

2.4 Delivery of Aggregate Share Consideration, Aggregate Option Consideration and Aggregate Warrant Consideration

     (a)  On or immediately prior to the Effective Date:

          (i) Subco shall deliver or arrange to be delivered to the Depositary the cash required for the payment of the aggregate Share Consideration (the "Aggregate Share Consideration") for the Company Shares, which are acquired pursuant to Sections 2.2(h) and 2.2(i), for the benefit of and in trust for the Shareholders entitled to receive Share Consideration for each Company Share held by them in a special account with the Depositary to be paid to or to the order of the respective former holders of such Company Shares without interest; and

          (ii) the Company shall deliver or arrange to be delivered to the Depositary the cash required for the payment of the aggregate Warrant Consideration (the "Aggregate Warrant Consideration") for the Warrants, which are acquired by the Company for cash pursuant to Section 2.2(g), for the benefit of and in trust for the Warrantholders in a special account with the Depositary to be paid to or to the order of the respective former holders of such Warrants without interest.

               The   Aggregate   Share  Consideration,  the  Aggregate   Warrant
          Consideration and the Aggregate Option Consideration shall be cash, denominated in Canadian dollars in same day funds payable. Such money shall not be used for any purpose except as provided in this Plan of Arrangement. Upon delivery to the Depositary of the Aggregate Share Consideration and the Aggregate Warrant Consideration, Subco shall be fully and completely discharged from its obligation to pay the
          Aggregate Share Consideration to the former Shareholders and the Company shall be fully and completely discharged from its obligation to pay the Aggregate Warrant Consideration to the former Warrantholders and upon delivery of the Aggregate Option Consideration to the Optionholders, the Company shall be fully and completely discharged from its obligation to pay the Aggregate Option Consideration, and, in each case, the rights of such holders shall be limited to receiving, without interest, from the Depositary or the Company, as the case may be, their proportionate part of the money so deposited in accordance with this Plan of Arrangement. Any interest on the deposit of the Aggregate Share Consideration shall belong to Subco. Any interest on the deposit or holding of the Aggregate Warrant Consideration or the Aggregate Option Consideration shall belong to the Company.

     (b) Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented one or more outstanding Company Shares which were acquired for the applicable Share Consideration in accordance with Section 2.2(i), together with a duly completed Letter of Transmittal and such other documents and instruments as would have been required to effect the transfer of the Company Shares formerly represented by such certificate under the CBCA and the bylaws of the Company and such additional documents and instruments as Parent, Subco or the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and as soon as practicable after the Effective Time the Depositary shall deliver to such holder, by cheque (or, if required by Applicable Law, a wire transfer) for the aggregate Share Consideration such holder is entitled to receive under the Arrangement (together, if applicable, with any unpaid dividends or distributions declared on the Company Shares, if any, prior to the Effective Time) in accordance with Section 2.2(i).

     (c) Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented one or more outstanding Warrants which were acquired for the applicable Warrant Consideration in accordance with Section 2.2(g), together with a duly completed Letter of Transmittal and such other documents and instruments as would have been required to effect the transfer of the Warrants formerly represented by such certificate under the CBCA and the bylaws of the Company and such additional documents and instruments as Parent, Subco or the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and as soon as practicable after the Effective Time the Depositary shall deliver to such holder, by cheque (or, if required by Applicable Law, a wire transfer) for the aggregate Warrant Consideration such holder is entitled to receive under the Arrangement in accordance with Section 2.2(g).

     (d) As soon as practicable after the Effective Time, the Company shall deliver to each Optionholder as reflected on the books and records of the Company a cheque representing payment or otherwise effect payment by direct deposit or wire transfer of the portion of the Aggregate Option Consideration to which such Optionholder is entitled in accordance with Section 2.2(f).

     (e) In the event of a transfer of ownership of Company Shares that was not registered in the applicable securities register of the Company, the aggregate Share Consideration payable for such Company Shares in accordance with Section 2.2(i) may be delivered to the transferee if the certificate representing such Company Shares is presented to the Depositary as provided in Section 2.4(b), accompanied by all documents required to evidence and effect such transfer and to evidence that any
          applicable share transfer taxes have been paid.   In the event of a
          transfer of ownership of Warrants that was not registered in the applicable securities register of the Company, the aggregate Warrant Consideration payable for such Company Shares in accordance with
          Section 2.2(g) may be delivered to the transferee if the certificate representing such Warrants is presented to the Depositary as provided in Section 2.4(c), accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable transfer taxes have been paid.


2.5  Expiration of Rights

     Subject to applicable escheat laws, any amounts deposited with the Depositary for the payment of the Aggregate Share Consideration or the Aggregate Warrant Consideration which remain unpaid or unclaimed on the date which is six years from the Effective Date shall be forfeited (i) in the case of the Aggregate Share Consideration, to Subco and paid over to or as directed by Subco; and (ii) in the case of the Aggregate Warrant Consideration, to the Company and paid over to or as directed by the Company, and the former Shareholders and Warrantholders shall thereafter have no right to receive their respective entitlement to the Aggregate Share Consideration or the Aggregate Warrant Consideration, as applicable.

2.6  Dividends and Distributions

     If the Company declares, sets aside or pays any dividend on, or makes any other actual, constructive or deemed distribution in respect of any of the Company Shares, or otherwise makes any payments to the Shareholders in their capacity as such, during the period commencing on the date of the Arrangement Agreement and ending on the Effective Date, Subco may reduce the amount of the Share Consideration by any amount it determines in its sole discretion, provided that such discount shall not exceed the amount of such dividend, distribution or payment received per Company Share. No dividend or other distribution declared or made after the Effective Time with respect to the Company Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding Company Shares.

2.7  Transfers Free and Clear

     Any transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens.

                                    ARTICLE 3
                                RIGHTS OF DISSENT

3.1  Dissent Rights

     (a) Each Shareholder may exercise rights of dissent with respect to its Company Shares pursuant to and in the manner set forth in section 190 of the CBCA as modified by the Interim Order and this Section
          3.1 (the "Dissent Rights"); provided that a Notice of Dissent is received by the Company by no later than 5:00 p.m. (Toronto time) on the Business Day that is two Business Days prior to the date of the Company Meeting, or, if the Meeting is adjourned or postponed, 5:00 p.m. (Toronto time) on the Business Day that is two Business Days preceding the date of such adjourned or postponed Company Meeting.

     (b) Shareholders who duly and validly exercise their Dissent Rights shall be deemed to have transferred their respective Company Shares, without any further act or formality on their part, free and clear of all Liens, to Subco as provided in Section 2.2(h), and such Shareholders who: (i) are ultimately determined to be entitled to be paid fair value for their respective Company Shares shall be entitled to a payment of cash equal to such fair value, and will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement in respect of such Company Shares had such Shareholders not exercised their Dissent Rights; or
          (ii) are ultimately determined not to be entitled, for any reason, to be paid fair value for their respective Company Shares shall have participated and shall be deemed to have participated in the Arrangement, as at the time stipulated in Section 2.2(i), on the same basis as a non-Dissenting Shareholder and shall receive cash consideration in respect of their respective Company Shares on the basis set forth in Article 2.

     (c) In addition to any other restrictions under Section 190 of the CBCA, none of the following shall be entitled to exercise Dissent Rights:
          (i) Optionholders; (ii) Warrantholders; and (iii) Shareholders who vote in favour of the Arrangement Resolution.

     (d) In no case shall the Company, Subco, the Depositary, the registrar and transfer agent in respect of the Company Shares or any other Person be required to recognize a Dissenting Shareholder as a holder of Company Shares after the Effective Time and the name of each Dissenting Shareholder shall be deleted from the registers of holders of Company Shares as at the Effective Time as provided in Article 2.

                                    ARTICLE 4
                                  CERTIFICATES

4.1  Certificates

     From and after the Effective Time, until surrendered as contemplated by Sections 2.4(b) and 2.4(c):

     (a) each certificate formerly representing Company Shares that, under the Arrangement, were transferred or deemed to be transferred to Subco in return for cash pursuant to Section 2.2 shall represent and be deemed, at all times after the time stipulated in Section 2.2(h) or 2.2(i), to represent only the right to receive upon such surrender the applicable Share Consideration specified in Section 2.2(h) or 2.2(i); and

     (b) each certificate formerly representing Warrants that, under the Arrangement, were transferred or deemed to be transferred to the Company in return for cash pursuant to Section 2.2, shall represent and be deemed, at all times after the time stipulated in Section 2.2(g), to represent only the right to receive upon such surrender the applicable Warrant Consideration specified in Section 2.2(g).

4.2  Lost Certificates

     In the event that any certificate which immediately prior to the Effective Time represented one or more outstanding Company Shares or Warrants shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will pay such Person the cash that such Person would have been entitled to had such share or warrant certificate not been lost, stolen or destroyed. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom cash is to be paid shall, at the sole discretion of Subco, give a bond satisfactory to Subco in such sum as Subco may direct or otherwise indemnify the Depositary and Subco in a manner satisfactory to each of them against any claim that may be made against the Depositary or Subco with respect to the certificate alleged to have been lost, stolen or destroyed.

                                    ARTICLE 5
                                     GENERAL

5.1  Paramountcy

     From and after the Effective Time (i) this Plan of Arrangement shall take precedence and priority over any and all Company Shares, Warrants and Options issued prior to the Effective Time, (ii) the rights and obligations of the registered holders of Company Shares, Warrants and Options, and the Company, Parent, Subco, the Depositary and any trustee or transfer agent therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement, and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Company Shares, Warrants or Options shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

5.2  Amendment

     (a) Subject to Sections 5.2(b), 5.2(d) and 5.2(e), the Company, Parent and Subco reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date, provided that any such amendment, modification and/or supplement must be contained in a written document which is (i) agreed to in writing by the Company, Parent and Subco, (ii) filed with the Court and,if made following the Company Meeting, approved by the Court subject to such conditions as the Court may impose, and (iii) if so required by the Court, communicated to Shareholders, Warrantholders and/or Optionholders if and in the manner as required by the Court.

     (b) Notwithstanding anything in this Plan of Arrangement or the Arrangement Agreement, Parent and Subco shall be entitled, at any time prior to or following the Company Meeting, to modify this Plan of Arrangement to increase the consideration Subco is prepared to make available to Shareholders, Warrantholders or Optionholders pursuant to the Arrangement, whether or not the board of directors of the Company has changed its recommendation, provided that Parent and Subco shall use their commercially reasonable efforts to provide not less than one Business Day's prior written notice of such proposal to the Company. Any such proposed amendment, modification or supplement to this Plan of Arrangement shall become part of this Plan of Arrangement for all purposes.

     (c) Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company, Parent or Subco at any time prior to or at the Company Meeting (provided that the Company, Parent and Subco shall have consented thereto in writing), with or without any prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

     (d) Any amendment, modification and/or supplement to this Plan of Arrangement that is approved by the Court following the Company Meeting shall be effective only if: (i) it is agreed to by each of the Company, Parent and Subco; (ii) it is filed with the Court (other than amendments contemplated in Section 5.2(b) or 5.2(e), which shall not require such filing), and (iii) if required by the Court, it is consented to by holders of the Company Shares voting in the manner directed by the Court.

     (e) Any amendment, modification and/or supplement to this Plan of Arrangement may be made by Subco unilaterally after the Effective Date without the approval of the Shareholders, the Company or Parent provided that it concerns a matter which, in the reasonable opinion of Subco, is of an administrative or ministerial nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of the former Shareholders, Warrantholders and Optionholders.

5.3  Further Assurances

     Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and be deemed to have occurred in the order set out herein, without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to implement this Plan of Arrangement and to further document or evidence any of the transactions or events set out herein.

5.4  Withholding Rights

The Company, Parent, Subco, one or more other subsidiaries of Parent or the Depositary, as the case may be, shall be entitled to directly or indirectly deduct and withhold from any amount otherwise payable pursuant to this Agreement or the Plan of Arrangement to any Shareholder, Optionholder or Warrantholder such amounts as are entitled or required to be deducted and withheld with respect to the making of such payment under the Tax Act or any other provision of domestic or foreign (whether national, federal, provincial, state, local or otherwise) Applicable Law relating to taxes. To the extent that amounts are so deducted and withheld and paid to the appropriate Governmental Entity directly or indirectly by the Company, Parent, Subco or one or more Subsidiaries of Parent or the Depositary, as the case may be, such deducted and withheld amounts shall be treated for all purposes of this Agreement and the Plan of Arrangement as having been paid to the Shareholders, Optionholders or Warrantholders, as the case may be, in respect of which such deduction and withholding was made by the Company, Parent, Subco, one or more Subsidiaries of the Parent or the Depository, as the case may be, provided that such withheld amounts are actually remitted to the appropriate Governmental Entity within the time required and in accordance with Tax Act or any other provision of domestic or foreign (whether national, federal, provincial, state, local or otherwise) Applicable Law relating to taxes.